UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2005

GuruNet Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

Jerusalem Technology Park
Building 98
Jerusalem, Israel 91481
(Address of Principal Executive Offices)

+972-2-649-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 19, 2005, GuruNet Corporation, a Delaware corporation (“GuruNet”), announced that its application for listing on NASDAQ’s National Market System (NMS) has been approved and that it expects to begin trading on NASDAQ under the symbol ANSW in the beginning of August. GuruNet further announced its intention to change its corporate name to Answers Corporation, subject to stockholder approval.

A copy of the press release issued by the registrant on July 19, 2005 is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated July 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GURUNET CORPORATION

Dated: July 19, 2005	By:	/s/ Steven Steinberg
Steven Steinberg
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 19, 2005.